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                                                            Exhibit 10.17.4




                              April 30, 1996



O'Brien (Newark) Cogeneration, Inc.
O'Brien (Parlin) Cogeneration, Inc.
1221 Nicollet Mall
Minneapolis, Minnesota  55403


Re: Amended and Restated Agreement for Purchase and Sale of Electric Power (the "Parlin PPA") between O'Brien (Parlin) Cogeneration, Inc. ("Parlin") and Jersey Central Power & Light Company ("JCP&L") and the Third Amendment to Power Purchase Agreement ("Newark Third Amendment") between O'Brien (Newark) Cogeneration, Inc. ("Newark") and JCP&L.



Gentlemen:

      Please refer to the above-referenced Parlin PPA and Newark Third Amendment and to the Order of Approval dated April 29, 1996 in docket numbers EM6604396 and EM66121345, of the State of New Jersey Board of Public Utilities (the "BPU Approval"), a copy of which is attached hereto.

     This letter is to confirm our mutual understanding and agreement that, the BPU Approval having been received, executed signature pages to the Third Amendment and the Parlin PPA having been exchanged, the bankruptcy court order approving the NRG Plan (as defined in the Parlin PPA and the Newark Third Amendment) having been entered on February 23, 1996 and the gas supply agreement between JCP&L and Public Service Electric and Gas Company having been entered into and approved by the New Jersey Board of Public Utilities, all conditions precedent to the Newark Third Amendment and the Parlin PPA have been satisfied and the Parlin PPA and the Newark Third Amendment have become effective as of April 30, 1996.

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O'Brien (Newark) Cogeneration, Inc.
O'Brien (Parlin) Cogeneration, Inc.
April 30, 1996
Page 2

     If the foregoing accurately sets forth our agreement, please so indicate by executing this letter in the space provided below and sending it to us by facsimile transmitter.


Jersey Central Power & Light Company

By: /s/ M. P. Morrell
Name:   Michael P. Morrell
Title:  Vice President



Agreed:

O'Brien (Newark) Cogeneration, Inc.

By: /s/ Leonard Bluhm
        Leonard A. Bluhm
        President

O'Brien (Parlin) Cogeneration, Inc.

By: /s/ Leonard Bluhm
        Leonard A. Bluhm
        President